                                                                  Exhibit 99.18

                            UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF CALIFORNIA




IN RE:  FOCUS SURGERY, INC., DEBTOR.|                  CASE NO.  96-41107-N
                                    |
Employer's Tax Identification       |                  CHAPTER 11
No.:      77-0332937                |                  MONTHLY OPERATING REPORT
------------------------------------|                  (GENERAL BUSINESS CASE)


                             SUMMARY OF FINANCIAL STATUS

MONTH ENDED   Jul-97


1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).


                                                                     END OF         END OF          AS OF
                                                                     CURRENT        PRIOR          PETITION
2.  ASSET/LIABILITY SUMMARY                                          MONTH          MONTH           FILING
                                                                     -----          -----           ------
    Current Assets (Market Value)                                    $501,964       $510,834       $502,204
                                                                     --------       --------       ----------
    Total Assets (Market Value)                                      $501,964       $510,834       $2,152,204
                                                                     --------       --------       ----------
    Current Liabilities                                              $68,863        $75,024
                                                                     --------       --------       ----------
    Total Liabilities                                                $418,863       $781,036       $831,829
                                                                     --------       --------       ----------

                                                                                                   PETITION
                                                                     CURRENT        PRIOR           DATE TO
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              MONTH         MONTH          MONTH END
                                                                      -----         -----          ---------
    a.  Total Receipts                                                 $2,754         $1,490       $1,474,182
                                                                     --------       --------       ----------
    b.  Total Disbursements                                            $8,028        $20,000       $1,013,792
                                                                     --------       --------       ----------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)    ($5,275)      ($18,510)      $460,390
                                                                     --------       --------       ----------
    d.  Cash Balance Beginning of Month                              $485,238       $503,749
                                                                     --------       --------       ----------
    e.  Cash Balance End of Month (c + d)                            $479,964       $485,238
                                                                     --------       --------       ----------

4.  POST-PETITION LIABILITIES & RECEIVABLES                          RECEIVABLES                   LIABILITIES
                                                                     -----------                   -----------
    Balance at End of Previous Month                                                                 $75,024
                                                                     -----------                     -------
    Balance at End of Current Month                                                                  $68,863
                                                                     -----------                     -------

5.  PAST DUE POST-PETITION LIABILITIES
    Balance at End of Previous Month (over 30 days)                                                $33,444
                                                                                                   -------
    Balance at End of Current Month (over 30 days)                                                 $25,148
                                                                                                   -------

                                                                                                   YES      NO
                                                                                                   ---      --
6.  Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)       X
                                                                                                   ---      ---
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment,
    amount of payment and name of payee)                                                                     X
                                                                                                   ---      ---
8.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
    attach listing including date of payment, amount and reason for payment, and name of payee)              X
                                                                                                   ---      ---
9.  Have any payments been made to professionals?  (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                            X
                                                                                                   ---      ---
10. If you answered yes to line 7,8, or 9, were all such payments approved by the court?
                                                                                                   ---      ---
11. Is the estate insured for replacement cost of assets and for general liability?                          X
                                                                                                   ---      ---
12. Are U.S. Trustee quarterly fees current?                                                        X
                                                                                                   ---      ---



    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


    Date:     August 19, 1997               /s/  Rick Redett
              ----------------              -----------------------------
                                            Responsible Individual

Effective 1/1/95

                                    BALANCE SHEET
                               (GENERAL BUSINESS CASE)

                           FOR THE MONTH ENDED      Jul-97

                                    ($_________)

    ASSETS

                                                                FROM SCHEDULES     MARKET VALUE
                                                                --------------     ------------
    CURRENT ASSETS
1       Cash and cash equivalents - unrestricted                                    $479,964
                                                                                ------------
2       Cash and cash equivalents - restricted
                                                                                ------------
3       Accounts receivable (net)                                     A              $19,000
                                                                                ------------
4       Inventory                                                     B                   $0
                                                                                ------------
5       Prepaid expenses                                                              $3,000
                                                                                ------------
6       Other:  Interest receivable
                                                                                ------------
7
       -----------------------------------------                                ------------

8   TOTAL CURRENT ASSETS                                                            $501,964
                                                                                ------------

    PROPERTY AND EQUIPMENT (MARKET VALUE)
9       Real property                                                 C                   $0
                                                                                ------------
10      Machinery and equipment                                       D                   $0
                                                                                ------------
11      Furniture and fixtures                                        D                   $0
                                                                                ------------
12      Office equipment                                              D                   $0
                                                                                ------------
13      Leasehold improvements                                        D                   $0
                                                                                ------------
14      Vehicles                                                      D                   $0
                                                                                ------------
15      Other:                                                        D
               ---------------------------------                                ------------
16                                                                    D
       -----------------------------------------                                ------------
17                                                                    D
       -----------------------------------------                                ------------
18                                                                    D
       -----------------------------------------                                ------------
19                                                                    D
       -----------------------------------------                                ------------

20  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                ------------

    OTHER ASSETS
21      Patents, copyrights, and other intellectual property                              $0
                                                                                ------------
22      All technology sold to Takai Hospital in July 1996.
                                                                                ------------
23
       -----------------------------------------                                ------------
24
       -----------------------------------------                                ------------

25          TOTAL OTHER ASSETS                                                            $0
                                                                                ------------

26          TOTAL ASSETS                                                            $501,964
                                                                                ------------
                                                                                ------------


NOTE:
    Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                       ----------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------
    ---------------------------------------------------------------------------


Effective 1/1/95

                               LIABILITIES AND EQUITY
                               (GENERAL BUSINESS CASE)

                                     ($___________)



    LIABILITIES                                                    FROM SCHEDULES
      POST-PETITION                                                --------------
    CURRENT LIABILITIES
27    Salaries and wages
                                                                                       --------
28    Payroll taxes
                                                                                       --------
29    Real and personal property taxes
                                                                                       --------
30    Income taxes
                                                                                       --------
31    Notes payable (short term)
                                                                                       --------
32    Accounts payable (trade)                                           A              $25,991
                                                                                       --------
33    Real property lease arrearage
                                                                                       --------
34    Personal property lease arrearage
                                                                                       --------
35    Accrued professional fees                                                         $42,072
                                                                                       --------
36    Current portion of long-term debt (due within 12 months)
                                                                                       --------
37    Other:    Other accruals                                                             $800
                                                                                       --------

38   ---------------------------------------------------------                         --------

39   ---------------------------------------------------------                         --------

40    TOTAL CURRENT LIABILITIES                                                         $68,863
                                                                                       --------

41  LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                       --------

42    TOTAL POST-PETITION LIABILITIES                                                   $68,863
                                                                                       --------

    PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43    Secured claims                                                     E
                                                                                       --------
44    Priority unsecured claims                                          E                   $0
                                                                                       --------
45    General unsecured claims                                           E             $350,000
                                                                                       --------

46    TOTAL PRE-PETITION LIABILITIES                                                   $350,000
                                                                                       --------
47    TOTAL LIABILITIES                                                                $418,863
                                                                                       --------

    EQUITY (DEFICIT)

48  ---------------------------------------------------------                          --------

49  ---------------------------------------------------------                          --------

50  ---------------------------------------------------------                          --------

51  ---------------------------------------------------------                          --------

52  Market value adjustment
                                                                                       --------
53    TOTAL EQUITY (DEFICIT)                                                            $83,101
                                                                                       --------

54    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                           $501,963
                                                                                       --------
                                                                                       --------



Effective 1/1/95

                                SCHEDULES
                         (GENERAL BUSINESS CASE)
                                ($______)

                               SCHEDULE A
                    ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                  ACCOUNTS     ACCOUNTS PAYABLE            PAST DUE
Receivables and Payables Ageings                 RECEIVABLE     [POST PETITION]      POST PETITION DEBT
                                                 ----------     ---------------      ------------------
    0 -30 Days                                         $0                  $843  )
                                                 --------      ----------------  )
    31-60 Days                                         $0                $1,388  )
                                                 --------      ----------------  )
    61-90 Days                                         $0                        )        $25,148
                                                 --------      ----------------  )---------------
    91+ Days                                      $19,000               $23,760  )
                                                 --------      ----------------  )
    Total accounts receivable/payable             $19,000               $25,991
                                                 --------      ----------------
                                                               ----------------
    Allowance for doubtful accounts
                                                 --------
    Accounts receivable (net)                     $19,000
                                                 --------
                                                 --------



                                  SCHEDULE B
                        INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                       COST OF GOODS SOLD
----------------------------------                       ------------------
                                     INVENTORY(IES)      Inventory Beginning of Month
                                       BALANCE AT                                         ------------
                                      END OF MONTH       Add -
                                      ------------
Retail/Restaurants -                                         Net purchases
                                                                                          ------------
  Product for resale                                         Direct labor
                                      ------------                                        ------------
                                                             Manufacturing overhead
                                                                                          ------------
Distribution -                                               Freight in
                                                                                          ------------
  Product for resale                                         Other:
                                      ------------           ------------                 ------------
                                                             ------------                 ------------
Manufacturer -
  Raw materials                                 $0
                                      ------------                                        ------------
  Work-in-progress                              $0       Less -
                                      ------------           Inventory End of Month
  Finished goods                                $0                                        ------------
                                      ------------           Shrinkage
                                                                                          ------------
                                                             Personal Use
Other -                                                                                   ------------
                                      ------------
  Explain                                                Cost of Goods Sold                         $0
         -----------------------                                                          ------------
  ------------------------------                                                          ------------
     TOTAL                                      $0
                                      ------------
                                      ------------


METHOD OF INVENTORY CONTROL                                      INVENTORY VALUATION METHODS
---------------------------                                      ---------------------------
Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory valuation used.
    Yes  X    No
        ---      ---
How often do you take a complete physical inventory?             Valuation methods -
                                                                    FIFO cost                 X
                                                                                            -----
    Weekly                                                          LIFO cost
                   -----                                                                    -----
    Monthly                                                         Lower of cost or market   X
                   -----                                                                    -----
    Quarterly                                                       Retail method
                   -----                                                                    -----
    Semi-annually                                                   Other -
                   -----                                                                    -----
    Annually         X                                                Explain
                   -----                                              ---------------------------
                                                                      ---------------------------
    Date of last physical inventory was       12/31/94
                                           -------------
    Date of next physical inventory is     not scheduled
                                           -------------



Effective 1/1/95

                                     SCHEDULE C
                                    REAL PROPERTY

DESCRIPTION                                                                     COST             MARKET VALUE
-----------                                                                     ----             ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
    TOTAL                                                                                $0                $0
                                                                            ---------------      ------------
                                                                            ---------------      ------------

                                     SCHEDULE D
                              OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                     COST             MARKET VALUE
-----------                                                                     ----             ------------
MACHINERY & EQUIPMENT -
See listing attached to original petition filing - All equipment sold to
Takai Hospital in July 1996.                                                             $0                $0
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
    TOTAL                                                                                $0                $0
                                                                            ---------------      ------------
                                                                            ---------------      ------------

FURNITURE & FIXTURES -
                                                                                                           $0
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
    TOTAL                                                                                $0                $0
                                                                            ---------------      ------------
                                                                            ---------------      ------------

OFFICE EQUIPMENT -
See listing attached to original petition filing - All equipment sold to
Takai Hospital in July 1996.
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
    TOTAL                                                                                $0                $0
                                                                            ---------------      ------------
                                                                            ---------------      ------------

LEASEHOLD IMPROVEMENTS -
None - the Company does not currently lease facilities                                                     $0
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
    TOTAL                                                                                $0                $0
                                                                            ---------------      ------------
                                                                            ---------------      ------------

VEHICLES -
None
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
------------------------------------------------------------------------    ---------------      ------------
    TOTAL                                                                                $0                $0
                                                                            ---------------      ------------
                                                                            ---------------      ------------

                                    SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                                 CLAIMED            ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                      AMOUNT             AMOUNT (b)
-------------------------------------------                                      ------             ----------
    Secured claims (a)                                                          $115,778
                                                                                --------            --------
    Priority claims other than taxes                                                  $0
                                                                                --------            --------
    Priority tax claims                                                               $0
                                                                                --------            --------
    General unsecured claims                                                    $586,534            $350,000
                                                                                --------            --------

     (a) List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.




                                  SCHEDULE F
                          RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.


Effective 1/1/95

                          STATEMENT OF OPERATIONS
                          (GENERAL BUSINESS CASE)
                         FOR THE MONTH ENDED Jul-97
                               $__________

                 CURRENT MONTH
---------------------------------------------                                                       CUMULATIVE         NEXT MONTH
 ACTUAL           FORECAST           VARIANCE                                                     (CASE TO DATE)        FORECAST
 ------           --------           --------                                                     --------------       ----------
                                                    REVENUES

      $0                                   $0      1    Gross Sales
--------           --------           --------                                                     --------------       ----------

      $0                                   $0      2    less: Sales Returns & Allowances
--------           --------           --------                                                     --------------       ----------
      $0                $0                 $0      3    Net Sales                                                              $0
--------           --------           --------                                                     --------------       ----------
      $0                                   $0      4    less: Cost of Goods Sold  (Schedule 'B')
--------           --------           --------                                                     --------------       ----------
      $0                $0                 $0      5    Gross Profit                                                           $0
--------           --------           --------                                                     --------------       ----------
                                           $0      6    Interest
--------           --------           --------                                                     --------------       ----------
                                                   7    Other Income:
--------           --------           --------                                                     --------------       ----------
                                           $0      8    Other income                                        $565
--------           --------           --------           ---------------------------------------   --------------       ----------
                                           $0      9
--------           --------           --------           ---------------------------------------   --------------       ----------

      $0                $0                 $0     10      TOTAL REVENUES                                    $565               $0
--------           --------           --------                                                     --------------       ----------


                                                    EXPENSES
                                           $0     11   Compensation to Owner(s)/Officer(s)
--------           --------           --------                                                     --------------       ----------
                                           $0     12   Salaries/Commissions
--------           --------           --------                                                     --------------       ----------
                                           $0     13   Management Fees
--------           --------           --------                                                     --------------       ----------
                        $0                 $0     14   Depreciation                                     $368,860               $0
--------           --------           --------                                                     --------------       ----------
                                           $0     15   Taxes:
--------           --------           --------                                                     --------------       ----------
                                           $0     16       Employer Payroll Taxes
--------           --------           --------                                                     --------------       ----------
                                           $0     17       Real Property Taxes
--------           --------           --------                                                     --------------       ----------
                                           $0     18       Other Taxes
--------           --------           --------                                                     --------------       ----------
                                           $0     19   Other Selling
--------           --------           --------                                                     --------------       ----------
  $1,279              $800              ($479)    20   Other Administrative                              $34,161             $720
--------           --------           --------                                                     --------------       ----------
                                           $0     21   Interest
--------           --------           --------                                                     --------------       ----------
                                                  22   Other Expenses:
--------           --------           --------                                                     --------------       ----------
                                           $0     23   Writedown of receivables and other               $252,406
--------           --------           --------           ---------------------------------------   --------------       ----------
                                           $0     24
--------           --------           --------           ---------------------------------------   --------------       ----------
                                           $0     25
--------           --------           --------           ---------------------------------------   --------------       ----------
                                           $0     26
--------           --------           --------           ---------------------------------------   --------------       ----------
                                           $0     27
--------           --------           --------           ---------------------------------------   --------------       ----------
                                           $0     28
--------           --------           --------           ---------------------------------------   --------------       ----------
                                           $0     29
--------           --------           --------           ---------------------------------------   --------------       ----------
                                           $0     30
--------           --------           --------           ---------------------------------------   --------------       ----------
  $1,279              $800              ($479)    31        TOTAL EXPENSES                              $655,427             $720
--------           --------           --------                                                     --------------       ----------
 ($1,279)            ($800)             ($479)    32     SUBTOTAL                                      ($654,862)           ($720)
--------           --------           --------                                                     --------------       ----------

                                                         REORGANIZATION ITEMS
  $2,683            $3,200               $517     33        Professional Fees                           $227,144           $3,700
--------           --------           --------                                                     --------------       ----------
                                           $0     34        Provisions for Rejected Executory Contracts
--------           --------           --------                                                     --------------       ----------
                                                            Interest Earned on Accumulated Cash
 ($1,754)          ($1,500)              $254     35          Resulting from Chp 11 Case                 (18,709)         ($1,500)
--------           --------           --------                                                     --------------       ----------
                                                            Loss from Sale of Equipment, Inventory
                                           $0     36          and Patents                               $450,000
--------           --------           --------                                                     --------------       ----------
    $500              $500                 $0     37        Miscellaneous                                $16,202             $500
--------           --------           --------              ---------------------------------------   --------------    ----------
                                           $0     38        Settlements                                 $662,500
--------           --------           --------              ---------------------------------------   --------------    ----------
  $1,430            $2,200               $770     39            TOTAL REORGANIZATION ITEMS               $1,337,138        $2,700
--------           --------           --------                                                        --------------    ----------

 ($2,709)          ($3,000)              $291     40     NET PROFIT (LOSS) BEFORE FEDERAL &
                                                           STATE TAXES                                  ($1,992,000)      ($3,420)
--------           --------           --------                                                        --------------    ----------
                                           $0     41        Federal & State Income Taxes
--------           --------           --------                                                        --------------    ----------
 ($2,709)          ($3,000)              $291     42     NET PROFIT (LOSS)                              ($1,992,000)      ($3,420)
--------           --------           --------                                                        --------------    ----------
--------           --------           --------                                                        --------------    ----------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Effective 1/1/95
-------------------------------------------------------------------------------

               SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                      (GENERAL BUSINESS CASE)

                 FOR THE MONTH ENDED     Jul-97


CASH BALANCE BEGINNING OF MONTH                            $485,238
                                                          ---------
                                                          ---------
CASH RECEIPTS (1)                                            $2,754
                                                          ---------
CASH DISBURSEMENTS (1)                                       $8,028
                                                          ---------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS          ($5,275)
                                                          ---------
CASH BALANCE END OF MONTH                                  $479,964
                                                          ---------
                                                          ---------


RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                 ACCOUNT 1             ACCOUNT 2             ACCOUNT 3
                                                 ---------             ---------             ---------
BANK                                        Silicon Valley Bank       Merrill Lynch          Trust acct -
                                           -----------------------    -------------        ---------------
ACCOUNT TYPE                                    Checking                Checking           Murray & Murray
                                           -----------------------    -------------        ---------------
ACCOUNT NO.                                    3300023699              233-07K66
                                           -----------------------    -------------        ---------------
ACCOUNT PURPOSE                            General operating acct.     Investment
                                           -----------------------    -------------        ---------------

BALANCE, END OF MONTH                                       $5,427              $71               $354,237
                                           -----------------------    -------------        ---------------
                                                 ACCOUNT 4             ACCOUNT 5             ACCOUNT 6
                                                 ---------             ---------             ---------
BANK                                        Silicon Valley Bank
                                           -----------------------    -------------        ---------------
ACCOUNT TYPE                                    Checking
                                           -----------------------    -------------        ---------------
ACCOUNT NO.                                    3300023699
                                           -----------------------    -------------        ---------------
ACCOUNT PURPOSE                                Money market
                                           -----------------------    -------------        ---------------

BALANCE, END OF MONTH                                     $120,230
                                           -----------------------    -------------        ---------------


TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                      $479,964
                                           -----------------------    -------------        ---------------
                                           -----------------------    -------------        ---------------



(1)  Excluding bank transfers between your accounts.

Effective 1/1/95